SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2007 (January 23, 2007)
BROCADE COMMUNICATIONS SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
1745 Technology Drive
San Jose, CA 95110

(Address, including zip code, of principal executive offices)
(408) 333-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.
Item 8.01. Other Items.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 3.03. Material Modification to Rights of Security Holders.
On January 23, 2007, Brocade Communications Systems, Inc. (“Brocade”) announced that it executed an amendment (the “Amendment”) to the Preferred Stock Rights Agreement (the “Rights Agreement”), dated as of February 7, 2002, as amended, between Brocade and Wells Fargo Bank, N.A. (the “Rights Agent”). The Amendment accelerates the expiration of Brocade’s preferred stock purchase rights (the “Rights”) from the close of business on February 19, 2012 to the close of business on January 23, 2007. The Amendment has the effect of terminating the Rights Agreement effective January 23, 2007. The Amendment is filed with this report as Exhibit 4.1 and is incorporated herein by reference. A copy of the press release announcing the termination of the Rights Agreement is attached hereto as Exhibit 99.1.
Item 8.01. Other Items.
Brocade and McDATA Corporation (“McDATA”) today confirmed that the United States Federal Trade Commission (FTC) has closed its antitrust review of Brocade’s pending acquisition of McDATA and that the waiting period under the Hart-Scott-Rodino Act has expired. The acquisition remains subject to various other closing conditions, including approval of Brocade and McDATA stockholders.
A copy of the press release announcing that the FTC has closed its antitrust review of Brocade’s pending acquisition of McDATA is also attached hereto as Exhibit 99.2.
The press release attached hereto as Exhibit 99.2 is also filed pursuant to Rule 425 under the Securities Act of 1933 and deemed filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934.
Item 9.01. Financial Statements and Exhibits.
(c)     Exhibits

Exhibit	Description

4.1	Amendment No. 2 to Preferred Stock Rights Agreement between Brocade Communications Systems, Inc. and Wells Fargo Bank, N.A., dated as of January 23, 2007 (incorporated by reference to Exhibit 4.3 to the Form 8-A/A filed by Brocade with the Securities and Exchange Commission on January 24, 2007).

99.1	Press Release by Brocade Communications Systems, Inc. dated January 23, 2007 regarding an amendment to the Brocade stockholder rights plan.

99.2	Press Release by Brocade Communications Systems, Inc. dated January 23, 2007 regarding antitrust clearance by the FTC.
IMPORTANT ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SEC
Brocade has filed with the SEC a Registration Statement on Form S-4 in connection with the transaction, and Brocade and McDATA have filed with the SEC and have mailed to their respective stockholders a Joint Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Joint Proxy Statement/Prospectus contain important information about Brocade, McDATA, the transaction, and related matters. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully. Investors and security holders may obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Brocade and McDATA through the Web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus from Brocade by contacting Investor Relations at 408-333-5752 or investor-relations@brocade.com or from McDATA by contacting Investor Relations at 408-567-5815 or investor_relations@mcdata.com.

Brocade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Brocade and McDATA in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Joint Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Brocade’s proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about February 24, 2006. This document is available free of charge at the SEC’s Web site at www.sec.gov and from Brocade by contacting Investor Relations at 408-333-5752 or investor-relations@brocade.com.
McDATA and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Brocade and McDATA in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein is included in the Joint Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in McDATA’s proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about June 9, 2006. This document is available free of charge at the SEC’s Web site at www.sec.gov and from McDATA by contacting Investor Relations at 408-567-5815 or investor_relations@mcdata.com.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.
Dated: January 23, 2007	By:	/s/ Richard Deranleau
Richard Deranleau
Chief Financial Officer and Vice President, Finance

EXHIBIT INDEX

Exhibit	Description

4.1	Amendment No. 2 to Preferred Stock Rights Agreement between Brocade Communications Systems, Inc. and Wells Fargo Bank, N.A., dated as of January 23, 2007 (incorporated by reference to Exhibit 4.3 to the Form 8-A/A filed by Brocade with the Securities and Exchange Commission on January 24, 2007).

99.1	Press Release by Brocade Communications Systems, Inc. dated January 23, 2007 regarding an amendment to the Brocade stockholder rights plan.

99.2	Press Release by Brocade Communications Systems, Inc. dated January 23, 2007 regarding antitrust clearance by the FTC.